Interest Income, Net	12 Months Ended
Dec. 31, 2024
Interest and Other Income [Abstract]
Interest Income, Net
20.
Interest Income, net

Interest income during the years ended December 31, 2022, 2023 and 2024 were US$9.6 million, US$18.8 million and US$16.7 million, net of interest expense of nil, US$20.1 thousand and US$0.3 million respectively. Interest expense capitalized associated with the construction projects for the years ended December 31, 2022, 2023 and 2024 were nil, US$14.8 thousand and US$0.5 million, respectively.

	Year Ended December 31,
	2022	2023	2024
	(in US$ thousands)
Interest income	$9,636	$18,836	$16,941
Less: Interest expense	—	(35)	(780)
Add: Interest capitalization	—	15	527
Interest income, net	$9,636	$18,816	$16,688